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                          The Huntington Director (Series II)
                                Separate Account Two
                          Hartford Life Insurance Company

                              File No. 333-101923



   Supplement Dated December 4, 2003 to the Prospectus Dated November 3, 2003


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              SUPPLEMENT DATED DECEMBER 4, 2003 TO THE PROSPECTUS

The following disclosure replaces the footnote to the MAV/EPB Death Benefit Charge under the prospectus Fee Table for fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds:

         The MAV/EPB Death Benefit is not available for Contracts issued in New York, Minnesota or Washington. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in New York, Minnesota or Washington. The charge is 0.30% of the average daily Sub-Account Value.

The following disclosure replaces the first sentence in the third paragraph under Sub-Section of the prospectus entitled "Optional Death Benefit" in the Death Benefit Section of the prospectus:

         The MAV/EPB Death Benefit may not currently be available in your state and is not available in New York, Minnesota or Washington.

The following disclosure replaces the title and the first paragraph of the disclosure under the Optional Death Benefit Sub-Section in the Death Benefit Section of the prospectus where the Maximum Anniversary Value Death Benefit is discussed:

         OPTIONAL DEATH BENEFIT FOR CONTRACTS ISSUED IN NEW YORK, MINNESOTA OR WASHINGTON

         The optional Death Benefit is different for Contracts issued in New York, Minnesota or Washington. We call this optional Death Benefit the "Maximum Anniversary Value Death Benefit". It does not contain the Earnings Protection Death Benefit.









  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4292